UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2008

JAVA DETOUR, INC.
(Name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization) 1550 Bryant Street, Suite 500 San Francisco, CA (Address of principal executive offices)	000-52357 (Commission File Number)	20-5968895 (I.R.S. Employer Identification Number) 94103 (Zip Code)

Registrant’s telephone number, including area code: (415) 241-8020

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

As a condition to closing the acquisition described in Item 2.01 of this Current Report on Form 8-K, Java Universe, LLC, a California limited liability company (“Java Universe”), Java Detour, Inc. (the “Company”), JDCO, Inc., a California corporation and wholly-owned subsidiary of the Company (“JDCO”), Demitri Samaha (“Samaha”) and Samaha Foods, Inc., a California corporation (“Samaha Foods”) entered into an Agency, Co-Occupancy and Operating Agreement dated April 7, 2008 (the “Agency Agreement”) whereby Java Universe and Samaha granted JDCO the exclusive right to co-occupy and operate the premises leased by Samaha under the lease for the West Hollywood Java Detour® store.  In the event that the lease is terminated and such termination is caused by Samaha and/or Java Universe, Java Universe shall be required to return certain of the consideration received pursuant to the Purchase Agreement, such amount to be returned determined in accordance with the schedule set forth in the Agency Agreement.

The foregoing description of the Agency Agreement is qualified in its entirety by the full text of the Agency Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference. The information in Item 1.02 and Item 2.01 of this Current Report on Form 8-K is also incorporated herein by reference.

Item 1.02                      Termination of a Material Definitive Agreement

Java Universe, Java Detour Franchise Corp., a California corporation and wholly-owned subsidiary of JDCO (“Java Franchise”), and the Company executed a Termination, Waiver and Mutual Release Agreement (the “Termination Agreement”) dated April 7, 2008, pursuant to which the parties immediately terminated the following agreements and mutually released any and all claims and potential disputes related to such agreements:  (i) the Master Franchise Agreement dated as of March 30, 2007 by and between Java Franchise and Java Universe, as amended and extended, that granted certain exclusive franchise rights to Java Universe for the Middle East territory and (ii) the Master Franchise Agreement dated as of July 21, 2007 by and between Java Franchise and Java Universe that granted certain exclusive franchise rights to Java Universe for the Southern California territory (collectively, the “Terminated Agreements”). In exchange for the release and termination of the Terminated Agreements and any further rights or obligations of any party thereunder, Java Franchise paid $550,000 to Java Universe, such payment made in shares of the Company’s common stock valued at $1.00per share, or 550,000 shares of common stock.

The foregoing description of the Termination Agreement is qualified in its entirety by the full text of the Termination Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01                      Completion of Acquisition or Disposition of Assets.

On April 7, 2008, the Company, through JDCO, acquired substantially all of the assets of Java Universe related to the West Hollywood Business (as defined below), including such business as a going concern, pursuant to an Asset Purchase Agreement dated April 7, 2008 entered into by and among the Company, Java Universe, Elie Samaha and Joseph Merhi (the “Purchase Agreement”).

Pursuant to the terms of the Purchase Agreement, Java Universe sold and transferred all of its assets related to or located in the Java Detour® franchise coffee store located in West Hollywood, California (the “West Hollywood Business”) to JDCO at which time such store became a Company-owned store.  JDCO paid $1,450,000 (the “Purchase Price”) to Java Universe for the assets of the West Hollywood Business upon closing of the Purchase Agreement, such payment made in the form of 1,450,000 shares of the Company’s common stock valued at $1.00 per share.  In addition to the Purchase Price, the Company also agreed to issue an additional 500,000 shares of its common stock to Java Universe in the event that Java Universe is able to obtain a lease extension pursuant to the terms and conditions set forth in the Purchase Agreement.

The Purchase Agreement included customary covenants, representations and warranties by the parties, including, among others, representations by Java Universe regarding ownership of the assets of the West Hollywood Business. The foregoing description of the Purchase Agreement is qualified in its entirety by the full text of the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02                      Unregistered Sales of Equity Securities.

On April 7, 2008, the Company, through JDCO, acquired all of the assets of Java Universe related to the West Hollywood Business.  Pursuant to the terms of the Purchase Agreement, the Company issued 1,450,000 shares of common stock valued at $1.00 per share to Java Universe and subject to certain lock-up restrictions whereby Java Universe may not sell or transfer its shares for a period of 18 months after issuance.

On April 7, 2008, Java Franchise and Java Universe agreed to terminate the Terminated Agreements pursuant to the Termination Agreement.  Further to such agreement, the Company issued 550,000 shares of common stock valued at $1.00 per share to Java Universe and subject to certain lock-up restrictions whereby Java Universe may not sell or transfer its shares for a period of 18 months after issuance.

In connection with the acquisition of the assets related to the West Hollywood Business, the Company, JDCO, and Charles Tover entered into a Finder’s Fee Agreement (the “Finder’s Fee Agreement”) dated April 7, 2008 whereby the Company issued 25,000 shares of its common stock valued at $1.00 per share to Tover as a finder’s fee for his facilitation of the negotiations between Java Universe and the Company, such shares subject to certain lock-up restrictions whereby Tover may not sell or transfer his shares for a period of 18 months after issuance.

The securities issued pursuant to the Purchase Agreement, Termination Agreement and Finder’s Fee Agreement were offered and issued in reliance upon an exemption from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder.  Each of the persons and/or entities receiving securities pursuant to the Purchase Agreement, Termination Agreement and/or Finder’s Fee Agreement qualified as an accredited investor (as defined by Rule 501 under the Securities Act of 1933, as amended).

THIS CURRENT REPORT IS NOT AN OFFER OF SECURITIES FOR SALE.  ANY SECURITIES SOLD IN THE TECHWELL ACQUISITION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES UNLESS REGISTERED UNDER THE SECURITIES ACT, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Asset Purchase Agreement, dated as of April 7, 2008, by and among JDCO, Inc., Java Detour, Inc., Java Universe, LLC, Elie Samaha and Joseph Merhi.
10.2	Termination, Waiver and Mutual Release Agreement, dated as of April 7, 2008 by and among Java Universe, LLC, Java Detour Franchise Corp. and Java Detour, Inc.
10.3	Agency, Co-Occupancy and Operating Agreement, dated as of April 7, 2008 by and among Demitri Samaha, Samaha Foods, Inc., Java Universe, LLC and JDCO, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAVA DETOUR, INC.

Date: April 11, 2008                                                              By:           /s/ Michael Binninger
Name:      Michael Binninger
Title:        Chief Executive Officer

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